UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

BUCYRUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 000-50858

Delaware	39-0188050
(State of Incorporation)	(IRS Employer Identification No.)

P.O Box 500

1100 Milwaukee Avenue

South Milwaukee, Wisconsin 53172

(Address of Principal Executive Offices and Zip Code)

(414) 768-4000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2006, pursuant to Board of Director authority, Bucyrus International, Inc. (“Bucyrus” or the “Company”) appointed Kenneth W. Krueger as Chief Operating Officer of the Company. Mr. Krueger was formerly Executive Vice President of the Company, which position he assumed on February 16, 2006. Timothy W. Sullivan, President and Chief Executive Officer of the Company, had been carrying out the duties of Chief Operating Officer on an interim basis since Thomas B. Phillips retired from such position on December 31, 2005. The Company has not entered into an employment agreement with Mr. Krueger. Mr. Krueger does not have any other business relationships with Bucyrus disclosable pursuant to this item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

By: /s/ Craig R. Mackus
Name: Craig R. Mackus
Chief Financial Officer
and Secretary

Dated: May 17, 2006